Liquidity and Capital Resources	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Liquidity and capital resources
2.5.7	Liquidity and capital resources
The Group’s liquidity requirements primarily relate to the funding of research & development, general & administrative expenses and working capital requirements. The Group monitors its risk exposure to a shortage of funds using a monthly liquidity planning tool. Its objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposits and finance leases.
Through June 30, 2022, the Group funded its operations through several private and public investments totaling, since inception, approximately €338 million (approximately €102 million and €236 million respectively). Since inception, the
Group also received
non-dilutive
funding from recoverable cash advances, or RCAs, granted by Walloon Region for an amount of €34.6 million and €4.3 million from other grants granted by Walloon Region, Federal Belgian Institute for Health Insurance Inami and Federal Government through the R&D tax credit. Those other grants are not subject to future reimbursement (as it is the case for the RCA’s described below).
Recoverable Cash Advances (RCA’s) recorded as financial liabilities for an amount of €6.6 million at June 30, 2022, correspond to the risk-adjusted present value of expected future repayments of amounts granted by the Walloon Region, to support specific development programs related to
C-Cath
ez
,
CYAD-01,
CYAD-02,
CYAD-101,
CYAD-211,
shARC franchise and preclinical studies on new engagers. As of June 30, 2022, there are six RCA contracts pending totaling
€15.9 million, out of which €9.6 million has been effectively paid out to Celyad Oncology by the Walloon Region.

The Group is also exposed to contingent liabilities as a result of the license agreement concluded with Celdara Medical, LLC. The risk adjusted present value of expected cash outflows (mainly to Celdara) is recorded as a financial liability for an amount of €13.6 million at June 30, 2022.
The following table sets forth the Group’s condensed interim consolidated cash flows information for the six-month
periods ended June 30, 2022 and 2021:

	For the Six-month period ended June 30,
(€‘000)	2022	2021
Net cash used in operations	(16 308)	(12 185)
Net cash (used in)/from investing activities	1 140	(94)
Net cash (used in)/from financing activities	(445)	7 052
Effects of exchange rate changes	(20)	10

Change in Cash and cash equivalents	(15 633)	(5 217)

Change in Short-term investments	—	—

Net cash burned over the period 3	(15 633)	(5 217)

The cash outflow resulting from operating activities amounted to €16.3 million for the six-month
period ended June 30, 2022, as compared to €12.2 million for the prior year’s period. The €4.1 million increase is primarily driven by the change in working capital (
mainly driven by the payment of R&D tax credit related to an assessment resulting from an audit of fiscal years 2013, 2014 and 2015) as well as an increase in the IP maintenance costs, insurance costs, employee turnover and management changes costs.
Cash flow from investing activities represented a net cash inflow of €1.1 million for the six-month
period ended June 30, 2022, compared to net cash outflow of €0.1 million for the six-month
period ended June 30, 2021. The increase in the cash inflow is mainly associated to the proceeds from the sale of the Mesoblast shares received following the signed amendment with Mesoblast in January 2022 (See note 2.5.
9
).
Cash flow from financing activities in the first half of 2022 represented a net cash outflow of €0.4 million compared to a cash inflow of €7.1 million for prior year’s period. The decrease in the cash inflow of €7.5 million is mainly related to
the decrease in net proceeds from capital raises occurred in the first half of 2021 for €7.6 million. No capital increase occurred in the first half of 2022.